GLOBAL STRATEGIC INCOME FUND
(Class A Shares – VEEEX)
(Class C Shares – VEECX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated October 25, 2017
To the Fund’s Prospectus and Statement of Additional Information dated May 1, 2017

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Important Notice Regarding Change in Objective, Adviser,
Sub-Adviser, Investment Strategy and Name

At special meetings held on September 20, 2017 and October 5, 2017 (collectively, the “Meeting”), the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) approved various changes to the Global Strategic Income Fund (the “Fund”). These changes included the appointment of a new adviser and sub-adviser to the Fund; revisions to the Fund’s investment objective; revisions to the Fund’s investment strategy; a change to the name of the Fund; changes to certain service provider agreements; and the addition of new share classes as well as the conversion of Class C Shares into Class A Shares. Shareholders will be asked to consider the appointment of a new adviser, a new sub-adviser, and a change to the Fund’s investment objective at a shareholder meeting scheduled for December 8, 2017.

At the Meeting, the Board appointed Mission Institutional Advisors, LLC d/b/a Mission Funds Advisors (“Mission”) as the new investment adviser to the Fund and Auour Investments, LLC (“Auour”) as the new sub-adviser to the Fund. The Board also approved an interim advisory agreement and sub-advisory agreement, respectively, with Mission and Auour so that they may begin to provide advisory and sub-adviser services to the Fund on November 7, 2017. Mission has agreed that during the period pursuant to which it is managing the Fund under the interim arrangement, it will waive the advisory fee to the levels that are proposed (and discussed below). During the interim period, all advisory fees paid by the Fund will be held in escrow until shareholders approve new permanent arrangements with Mission. If shareholders approve the arrangements, Mission will only be entitled to the advisory fees that would have accrued under the new advisory agreement. If shareholders do not approve the new agreement, Mission will only be entitled to recover expenses it has incurred during the interim period. The interim agreements will continue in effect for a term ending on the earlier of 150 days from November 7, 2017 or when shareholders approve the new advisory and sub-advisory agreements with Mission and Auour.

The changes to the Fund’s adviser, sub-adviser, investment objective and investment strategy will not result in an increase in the Fund’s fees; in fact, fees for the Fund will decrease. These changes, as well as the others noted above, are being made with the view to make the Fund more attractive in terms of costs, more competitive in the marketplace, and to provide for stable portfolio management for the Fund.

It is anticipated that a proxy statement will be mailed to shareholders soliciting their vote on the advisory agreement, sub-advisory agreement, and investment objective change on or about October 31, 2017. If approved by shareholders, most of the changes will become effective on or about December 8, 2017. The changes to the principal investment strategies as described herein will become effective on November 7, 2017. The conversion of the Class C shares as described herein is expected to become effective on October 27, 2017. The change in the service providers as described herein, is expected to become effective on November 7, 2017.

Name Change.

The new name of the Fund will be the “Mission – Auour Risk-Managed Global Equity Fund.” Therefore, all references to the “Global Strategic Income Fund” in the Prospectus and SAI will be replaced with “Mission – Auour Risk-Managed Global Equity Fund.”

Revised Principal Investment Strategies and Risks. The “Principal Investment Strategies” and “Principal Risks” sections in the Fund Summary section of the Prospectus will be replaced with disclosure reflecting the investment processes utilized by Auour, under the supervision of Mission.

Auour’s strategy involves investing in exchange-traded funds that invest in both domestic and foreign securities of any market capitalizations. Auour utilizes a propriety investment technique referred to as “Regime-Based Investing.” At the heart of Auour’s strategy is its belief that the market conditions will vary throughout the investment cycle and that asset allocation should adjust accordingly.

Auour employs a proprietary risk detection algorithm where it evaluates the market risk appetite using nine factors that Auour believes have predictive ability to aid in detecting enduring downturns. These nine factors can be grouped generally into four categories: Valuation, Asset Interaction, Credit Market Behavior, and Momentum.

Under Auour’s management, the Fund will normally hold between 10 and 20 securities, offering a broad exposure to the global equity markets. The allocation to any one ETF (other than to investment grade short term fixed income ETFs) is limited to 35% of the Fund’s assets calculated at the time of rebalancing.

Certain risks associated with the implementation of the new strategy that were not associated with the previous strategy may include: Investment Model Risk and Management Risk (described below).

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Investment Model Risk: Like all quantitatively based investment processes, the Sub-Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in effectiveness of the Sub-Adviser’s model. No assurance can be given that the fund will be successful under all or any market conditions.

•
Management Risk. The Sub-Adviser’s reliance on its strategy and judgments about the attractiveness, value, and potential appreciation of the particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.

Note that the new investment strategy will be implemented beginning November 7, 2017 under the interim advisory and sub-advisory agreements described above.

Objective Change.

The Trustees have approved the following change to the Fund’s objective pending shareholder vote. If approved by shareholders, this change will become effective on December 8, 2017. The change is to align the objective of the Fund to the new strategies that will be implemented by Mission and Auour.

The ~~Global Strategic Income~~ Mission-Auour Risk-Managed Global Equity Fund (the “Fund”) seeks ~~to provide a competitive level of total return consisting of income and growth~~ long term capital appreciation through exposure to global equity markets.

Changes to Fund Expenses.

It is expected that the Fund’s expenses will decrease under the new advisory and sub-advisory agreements, if approved by shareholders. The section in the Fund’s prospectus titled “Fees and Expenses” of the Fund is hereby replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

	Class A	Investor Class	Institutional Class	Class Z
	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as	5.75%	None	None	None
a % of offering price)
Maximum Deferred Sales Charge (Load)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Investor Class	Institutional Class	Class Z
	Shares	Shares	Shares	Shares

Management Fee(1)	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses
Shareholder Servicing Plan	0.12%	0.12%	0.08%	0.00%
Other Expenses	0.69%	0.69%	0.69%	0.69%

Total Other Expenses(1)	0.81%	0.81%	0.77%	0.69%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(1)(2)	1.67%	1.67%	1.38%	1.30%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.21% )	(0.21% )	(0.17% )	(0.17% )

Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement(2)	1.46%	1.46%	1.21%	1.13%

(1)
The Management Fee, Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect modifications to the fees provided for under the contractual service arrangements in place with certain of the Fund’s service providers.

(2)
Mission Institutional Advisors, LLC, dba Mission Funds Advisors (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b- 1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.20% of the average daily net assets of the Investor, Class A and Institutional Classes of shares of Fund and 1.12% of the Class Z shares. The Adviser may not terminate this expense limitation agreement prior to April 30, 2019. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. The example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,052	$1,412	$2,421
Investor Class Shares	$149	$506	$888	$1,959
Institutional Class Shares	$123	$420	$739	$1,643
Class Z Shares	$115	$395	$697	$1,553

Change of Portfolio Manager

The new portfolio managers of the Fund would be Kenneth J. Doerr, Joseph B. Hosler, and Robert Z. Kuftinec. Their biographies appear below:

Kenneth J Doerr. Ken Doerr has been with the Auour Investments, LLC for three years. His 27 years of experience includes successfully managing funds with both growth and value mandates, long/short hedge funds, long-only portfolios, quantitative research, and risk modeling. He was a Senior Portfolio Manager Mid/SMid-Cap Growth and Head of Quantitative Research for Evergreen Investments Fundamental Equity Group. Prior to that, Ken was Founding Partner, Chief Investment Officer of Trilene Endeavour Partners, a newly-organized firm offering a Market Neutral U.S. Equity Hedge Fund. Ken was a Portfolio Manager at 2100 Capital Group, a subsidiary of Marsh & McLennan, managing the 2100 Capital Endeavour Fund, a market neutral equity hedge fund. Prior to 2100 Capital Group, he was a Senior Vice President and Portfolio Manager at Putnam Investments where he managed a $1 billion dollar sub-account of the Mid-Cap Putnam Vista Fund, a growth fund, and a $3.5 billion sub-account of the Specialty Growth Putnam New Opportunities Fund. Ken served as a member of the portfolio team at Equinox Capital Management that managed a $4.5 billion dollar sub-advisor account of Vanguard Windsor II, a large cap-value oriented fund. He was the portfolio manager for the Equinox Mid-Cap Value Fund. Before joining Equinox, Ken was a Senior Quantitative Analyst at Sanford C. Bernstein. He earned an M.S. in Electrical Engineering from Brown University and a B.E. in Electrical Engineering from the Cooper Union.

Joseph B. Hosler CFA. Joe Hosler has been with Auour Investments, LLC for four years. Joe brings 24 years of investment experience serving the needs of large institutional clients. His background includes portfolio management and investment analysis, predominantly focused on domestic and international public companies. Prior to the founding of Auour, Joe led investment activities within various sectors at Pioneer, Babson Capital, Putnam Investments, and Independence Investment Associates (IIA). While at IIA, Joe drove the effort to design, develop, and launch one of the first quantitatively driven tax efficient investment approaches focused on individuals and taxable organizations. Joe holds an MBA from The Darden School of the University of Virginia, as well as, a B.S. and M.S. in Mechanical Engineering from Boston University. He served on the Board of Trustees and as the Treasurer of Glen Urquhart School and volunteered as an advisor at North Shore InnoVentures.

Robert Z. Kuftinec. Robert Kuftinec has been with Auour Investments, LLC for four years. Robert has 25 years of investment experience. He has a background in investing and corporate finance having worked in both investment banking and private equity. Prior to the founding of Auour, Robert was a

Managing Director at TransOcean Capital where he was responsible for significant foreign equity and real estate investments in the United States. Prior to TransOcean, he was a Managing Director at Overture Capital Partners, a private equity investment firm focused on the middle market, and a Managing Director at Shields & Company, a Boston-based investment bank. Robert has been active on several corporate Boards of Directors including those at the Deutsche Asset Management Small Cap Fund (NYSE), Stronghaven, Inc., and Halcore Inc. He also has been a board member and treasurer at several non-profit organizations. He has an undergraduate degree from Babson College and earned an MBA from the Darden School at the University of Virginia College and earned an MBA from the Darden School at the University of Virginia.

Portfolio Managers

The following table provides information as of September 30, 2017, regarding any other accounts managed by the portfolio manager for the Fund. As noted in the table, the portfolio manager managing the Fund may also manage or be a member of management teams for other similar accounts.

Portfolio Manager (Fund)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph B Hosler	0	$0	0	$0	669	$185
Accounts where compensation is based upon account performance	0	$0	0	$0	0	$0
Robert Z Kuftinec	0	$0	0	$0	669	$185
Accounts where compensation is based upon account performance	0	$0	0	$0	0	$0
Kenneth J Doerr	0	$0	0	$0	669	$185
Accounts where compensation is based upon account performance	0	$0	0	$0	0	$0

As of September 30, 2017, Messrs. Hosler, Kuftinec and Doerr did not beneficially own shares of the Fund.

Conflicts of Interests. The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Managers do not receive compensation that is based upon the Fund, any separate account strategy, partnership or any other commingled account’s, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Adviser for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Sub-Adviser. In addition to base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Sub-Adviser. As equity members of the Sub-Adviser, the Portfolio Managers receive compensation in the form of distributions and profits from the Sub-Adviser.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of September 30, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund / Name of Fund
Joseph B Hosler	None
Robert Z Kuftinec	None
Kenneth J Doerr	None

Changes to Service Providers.

Finally, at the Meeting, the Board approved a change in certain service providers for the Fund so that the provision of custodian services and fund accounting services are provided by Fifth Third Bank, and Commonwealth Fund Services, Inc., respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE